SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

January 6, 2003

AAMES CAPITAL ACCEPTANCE CORPORATION

ON BEHALF OF

AAMES MORTGAGE TRUST 2002-2

(Exact Name of Registrant as Specified in Its Charter)

 Delaware

333-54184

95-4619902

(State or Other Jurisdiction

(Commission

(IRS Employer

of Incorporation)

File Number)

Identification No.)

 350 South Grand Avenue, 43rd Floor, Los Angeles, California                         10010

(Address of Principal Executive Offices)                                                       (Zip Code)

Registrant’s telephone number, including area code  (213) 210-5000

Item 5.  Other Events.

Attached hereto as Exhibit 99.1 are the “ABS Term Sheets” (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) prepared and provided to the Registrant by Aames Capital Acceptance Corporation that are required to be filed pursuant to such letter.  The ABS Term Sheets is listed as Exhibit 99.1 hereto.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Exhibits:

Exhibit No.

Description

99.1

(P) ABS Term Sheets prepared by Aames Capital Acceptance Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    January 6, 2003

AAMES ACCEPTANCE CAPITAL CORPORATION

By:   /s/ Patrick D. Grosso

Name:   Patrick D. Grosso

Title:     Assistant Secretary

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.

99.1

(P) ABS Term Sheets prepared by Aames Capital Acceptance Corporation.

EXHIBIT 99.1

ABS Term Sheets prepared by Aames Capital Acceptance Corporation